UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

MEDICAL TRANSCRIPTION BILLING, CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 23, 2017, Medical Transcription Billing, Corp. (“MTBC”) and MTBC Acquisition, Corp. (“MAC”), a wholly owned subsidiary of MTBC, entered into a Second Amendment to its Assignment Agreement dated as of October 3, 2016 with The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (together “Prudential”).

Pursuant to the Assignment Agreement, MAC acquired senior secured notes from Prudential that were secured by the assets of MediGain, LLC, a Texas limited liability company, and its affiliate Millennium Practice Management Associates, LLC, a New Jersey limited liability company. The total purchase price for the senior secured notes was $7,000,000. Pursuant to the Assignment Agreement, MTBC paid $2,000,000 of the purchase price at closing and agreed to pay the remaining $5,000,000 within 90 days thereafter. Please see MTBC’s Current Report on Form 8-K filed on October 5, 2016 for more information regarding the Assignment Agreement.

Pursuant to the First Amendment to the Assignment Agreement, the parties agreed that the remaining $5,000,000 will be payable on a revised timeline in two installments. The first installment of $3,000,000 was to be due by January 23, 2017, with the second installment of $2,000,000 due by May 15, 2017. Please see MTBC’s Current Report on Form 8-K filed on January 6, 2017 for more information regarding the First Amendment to the Assignment Agreement.

Pursuant to the Second Amendment to the Assignment Agreement, the parties agreed that the first installment of $3,000,000.00 will not be due January 23, 2017, but will instead be due on or before March 9, 2017, or such later date determined by Prudential, in their sole discretion. The Second Amendment to the Assignment Agreement should be read in conjunction with the First Amendment to the Assignment Agreement, a copy of which was attached as Exhibit 10.1 to MTBC’s Current Report on Form 8-K filed on January 6, 2017.

The foregoing description of the Second Amendment to Assignment Agreement does not purport to be complete and is qualified entirely by reference to the complete text of such document, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

2.1 Second Amendment to Assignment Agreement, dated as of January 23, 2017, by and among Medical Transcription Billing, Corp., MTBC Acquisition, Corp., The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Transcription Billing, Corp.

Date: January 24, 2017	By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

3